As filed with the Securities and
Exchange Commission on July 24, 2003            Registration No. 333-
===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                                         36-3681151
      State or Other Jurisdiction          TEN NORTH DEARBORN STREET          (IRS Employer
    of Incorporation or Organization)       CHICAGO, ILLINOIS 60602        Identification Number)
                                                (312) 683-7100

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

                                DENNIS L. KLAESER
                             CHIEF FINANCIAL OFFICER
                            TEN NORTH DEARBORN STREET
                             CHICAGO, ILLINOIS 60602
                                 (312) 683-7100
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                The Commission is requested to send copies of all
                               communications to:

           JENNIFER R. EVANS, ESQ.                             EDWIN S. DEL HIERRO, ESQ.
  VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.        BARACK FERRAZZANO KIRSCHBAUM PERLMAN & NAGELBERG LLC
     222 NORTH LASALLE STREET, SUITE 2600                 333 WEST WACKER DRIVE, SUITE 2700
         CHICAGO, ILLINOIS 60601-1003                          CHICAGO, ILLINOIS 60606
              (312) 609-7500                                    (312) 984-3100

         Approximate date of commencement of proposed sale to the public: As soon as practicable after the effectiveness of this Registration Statement.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [X]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

                         (REGISTRATION NO. 333-104779)

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         CALCULATION OF REGISTRATION FEE

===========================================================================================================================
      TITLE OF EACH CLASS OF         AMOUNT TO BE     PROPOSED MAXIMUM           PROPOSED MAXIMUM              AMOUNT OF
   SECURITIES TO BE REGISTERED        REGISTERED    OFFERING PRICE PER SHARE   AGGREGATE OFFERING PRICE    REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
    Common Stock, no par value         230,000              $31.25                  $7,187,500                  $581.47
===========================================================================================================================

                                 _______________

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS
                                    AMENDED.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-104779) filed by PrivateBancorp, Inc. with the Securities and Exchange Commission (the "Commission") on April 25, 2003, which was declared effective by the Commission on July 24, 2003, including all amendments and exhibits thereto, are incorporated by reference into this Registration Statement.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

5.1      Opinion of Vedder, Price, Kaufman & Kammholz, P.C. regarding legality.*

23.1     Consent of Ernst & Young LLP.*

23.2     Consent of Vedder, Price, Kaufman & Kammholz, P.C. (included in Exhibit
         5.1).

24.1 Power of Attorney (incorporated herein by reference to Exhibit 24.1 to Registrant's Registration Statement on Form S-3 (File No. 333-104779)).

---------------------------
*        Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 24th day of July, 2003.

                                                    PRIVATEBANCORP, INC.


                                                    By: /s/ Ralph B. Mandell
                                                        --------------------
                                                        Ralph B. Mandell
                                                        Chairman, President and
                                                        Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 24th day of July, 2003 in the capacities indicated.

                  SIGNATURE                                                  TITLE
                  ---------                                                  -----
           /s/ Ralph B. Mandell                              Chairman, President and Chief Executive
---------------------------------------------                               Officer
               Ralph B. Mandell

          /s/ Dennis L. Klaeser                                       Chief Financial Officer
------------------------------------------------------
              Dennis L. Klaeser

          /s/ Lisa M. O'Neill                                              Controller
------------------------------------------------------
              Lisa M. O'Neill

          /s/ Donald L. Beal*                                               Director
------------------------------------------------------
              Donald L. Beal

          /s/ Naomi T. Borwell*                                             Director
------------------------------------------------------
              Naomi T. Borwell

          /s/ William A. Castellano*                                        Director
------------------------------------------------------
              William A. Castellano

          /s/ Robert F. Coleman*                                            Director
------------------------------------------------------
              Robert F. Coleman

          /s/ John E. Gorman*                                               Director
------------------------------------------------------
              John E. Gorman

          /s/ William A. Goldstein*                                         Director
------------------------------------------------------
              William A. Goldstein


                                       S-1



          /s/ Alvin J. Gottlieb*                                            Director
------------------------------------------------------
              Alvin J. Gottlieb

          /s/ James M. Guyette*                                             Director
------------------------------------------------------
              James M. Guyette

          /s/ Richard C. Jensen*                                            Director
------------------------------------------------------
              Richard C. Jensen

          /s/ Philip M. Kayman*                                             Director
------------------------------------------------------
              Philip M. Kayman

          /s/ William R. Langley*                                           Director
------------------------------------------------------
              William R. Langley

          /s/ Thomas F. Meagher*                                            Director
------------------------------------------------------
              Thomas F. Meagher

          /s/ William J. Podl*                                              Director
------------------------------------------------------
              William J. Podl

          /s/ Michael B. Susman*                                            Director
------------------------------------------------------
              Michael B. Susman

*        Signed pursuant to power of attorney

By:  /s/ Ralph B. Mandell
     -------------------------------------------------
      Ralph B. Mandell
      Attorney-in-fact

                                  EXHIBIT LIST

5.1      Opinion of Vedder, Price, Kaufman & Kammholz, P.C. regarding legality.*

23.1     Consent of Ernst & Young LLP.*

23.2     Consent of Vedder, Price, Kaufman & Kammholz, P.C. (included in Exhibit
         5.1).

24.1 Power of Attorney (incorporated herein by reference to Exhibit 24.1 to Registrant's Registration Statement on Form S-3 (File No. 333-104779)).

---------------------------
*        Filed herewith.